SUP-0110-0316

AB FIXED-INCOME SHARES, INC.

-Government STIF Portfolio

Supplement dated March 10, 2016 to the Prospectus (the “Prospectus”) dated August 28, 2015 offering the Government STIF Portfolio.

At a Meeting on March 9, 2016, the Board of Directors of AB Fixed-Income Shares, Inc. approved a proposal to adopt a policy for the Government STIF Portfolio (the “Fund”) to invest at least 80% of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) (“U.S. Government securities”) and repurchase agreements that are collateralized by U.S. Government securities. The Fund will not change this policy without 60 days’ prior written notice to shareholders. This policy will be in addition to the Fund’s policy to invest 99.5% or more of its total assets in cash, U.S. Government securities and repurchase agreements that are collateralized fully.

The new investment policy is effective immediately.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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SUP-0110-0316